BRIGHTHOUSE LIFE INSURANCE COMPANY

BRIGHTHOUSE VARIABLE LIFE ACCOUNT ONE

Supplement Dated October 18, 2021 to the

Prospectuses Dated May 1, 2000 and November 9, 2009

Modified Single Premium Variable Life Insurance Policy

This supplement describes a change to certain information contained in the prospectuses dated May 1, 2000 (as supplemented) and November 9, 2009 (as supplemented) for the Modified Single Premium Variable Life Insurance Policy (the “Policy”) issued by Brighthouse Life Insurance Company (“BLIC”, “we” or “us”). This supplement should be read in its entirety and kept together with your Policy prospectus for future reference. If you would like another copy of your prospectus, write to us at: Brighthouse Life Insurance Company, P.O. Box 7104, Troy, MI 48007-7104, call us at (833) 208-3017 or access the Securities and Exchange Commission’s website at http://sec.gov. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

INQUIRIES AND PAYMENTS

Effective November 1, 2021 contact information for the designated office that administers the Policies will change. Please use the new contact information listed below. We will continue to accept Policy transactions as received by us at the old address until close of the New York Stock Exchange on January 31, 2022. After this date, Policy transaction requests (including payments and loan repayments) sent to an address other than the ones provided below, may be returned or there may be a delay in processing requests or applying payments.

The designated office for various Policy owner services and transactions is as follows:

Premium Payments or Loan Repayments	Brighthouse Life Insurance Company P.O. Box 71114 Charlotte, NC 28272-1114
All Other Policy Owner Services, Transactions, and Inquiries, including: • Beneficiary and Ownership Changes • Surrenders, Loan Requests, Withdrawals • Investment Portfolio Transfers • Death Claims	Brighthouse Life Insurance Company P.O. Box 7104 Troy, MI 48007-7104 Phone: (833) 208-3017 Monday through Friday 9:00AM – 6:00PM Eastern Time Fax: (877) 319-2495

This change does not affect any of your contractual provisions. All rights and benefits you have with your Policy remain the same.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE